UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2006

CARVER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21487	13-3904147
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street, New York, NY 10027-4512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 876-4747

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[_]   Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1, 2.01 AND 2.03 THROUGH 7. NOT APPLICABLE.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2006, Carver Bancorp, Inc. issued a press release reporting financial results for the first quarter of the fiscal year ending March 31, 2007. The full text of the press release is included in this Form 8-K as Exhibit 99.1.

ITEM 8.01. OTHER EVENTS.

On August 10, 2006, the Company announced that, on August 8, 2006, the Company’s Board of Directors declared an $0.09 per share dividend for the quarter ended June 30, 2006. The dividend will be payable on September 5, 2006, to holders of record at the close of business on August 22, 2006.

The information provided pursuant to this Form 8-K shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (c) Not applicable.

(d) Exhibits

The following Exhibits are filed as part of this report.

Exhibit 99.1 Press release dated August 10, 2006, which, among other things, highlights the Company’s financial results and dividend declaration for the quarter ended June 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.
By: /s/ Deborah C. Wright Deborah C. Wright Chairman & Chief Executive Officer

Dated: August 11, 2006

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated August 10, 2006, which, among other things, highlights the Company’s financial results and dividend declaration for the quarter ended June 30, 2006.